UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, N.Y.		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	December 31, 2011

ITEM 1.                                                     SCHEDULE OF INVESTMENTS.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FORM N-Q

DECEMBER 31, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 32.5%
CONSUMER DISCRETIONARY — 3.3%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	$261,029
Consumer Finance — 0.1%
Abbey National Treasury Services PLC, Senior Notes	2.002%	4/25/14	180,000	163,978	(a)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	33,525
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	186,594
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	143,880	(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	120,000	102,150	(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	28,000	27,160	(b)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	10,000	10,575	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	40,000	42,300
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	220,225
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	20,000	22,950
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	55,000	62,975
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	200,000	90,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	69,300
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	10,000	8,925	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	0	(c)(d)(e)(f)
Total Hotels, Restaurants & Leisure				987,034
Media — 1.8%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	570,000	607,050
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	28,900	(b)
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	470,985	(g)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	433,000
News America Inc., Notes	5.300%	12/15/14	200,000	217,974	(g)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	411,538
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	32,138	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	60,000	67,650
Total Media				2,269,235
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	302,598	(g)
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	115,500
TOTAL CONSUMER DISCRETIONARY				4,132,899
CONSUMER STAPLES — 2.0%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	97,104
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	300,000	316,850	(g)
Total Beverages				413,954
Food & Staples Retailing — 0.9%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	341,758	351,156	(b)
Kroger Co., Notes	3.900%	10/1/15	360,000	387,324	(g)
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	320,966	(g)
Total Food & Staples Retailing				1,059,446
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	260,000	265,711	(g)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	200,000	231,156	(g)
Total Food Products				496,867

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	$63,350
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	470,647	(g)
Total Tobacco				533,997
TOTAL CONSUMER STAPLES				2,504,264
ENERGY — 6.3%
Energy Equipment & Services — 0.4%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	155,000	161,975
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	58,650	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	351,750
Total Energy Equipment & Services				572,375
Oil, Gas & Consumable Fuels — 5.9%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	177,828	(g)
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	240,000	278,530	(g)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	60,000	68,175
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	555,625	(g)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	316,350
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	161,625
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	177,600
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	409,990	(g)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	194,000	202,346
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	466,321	(g)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	85,681	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	124,953	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	192,615	(g)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	214,200	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	249,000	(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	258,803	(g)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	838,594
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	44,150
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	613,250
SandRidge Energy Inc., Senior Notes	4.204%	4/1/14	1,000,000	972,449	(a)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	407,751	(g)
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	106,425
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	215,750	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	300,854
Total Oil, Gas & Consumable Fuels				7,438,865
TOTAL ENERGY				8,011,240
FINANCIALS — 10.9%
Capital Markets — 1.4%
Goldman Sachs Capital III, Preferred Securities	1.297%	9/1/12	550,000	341,473	(a)(h)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	347,060	(g)
Morgan Stanley, Senior Notes	2.953%	5/14/13	310,000	297,787	(a)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	404,106	(g)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	399,182	(g)
Total Capital Markets				1,789,608
Commercial Banks — 2.6%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	207,350	(g)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	379,102	(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	420,000	317,100	(a)(b)(h)
Danske Bank A/S, Senior Notes	1.451%	4/14/14	300,000	289,346	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	116,067	(b)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	180,000	173,399	(b)(g)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	280,000	281,075
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	305,530	(a)(b)(h)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	270,000	258,357	(g)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/13/12	300,000	$252,375	(a)(h)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	475,383	(g)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	261,517	(g)
Total Commercial Banks				3,316,601
Consumer Finance — 3.5%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	310,070
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	287,700
American Express Co., Senior Notes	8.125%	5/20/19	450,000	582,639	(g)
GMAC Inc., Senior Notes	2.727%	12/1/14	1,956,000	1,700,809	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	518,073
SLM Corp.	0.718%	1/27/14	700,000	633,109	(a)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	404,432
Total Consumer Finance				4,436,832
Diversified Financial Services — 3.1%
Air 2 US, Notes	8.027%	10/1/19	82,816	76,191	(b)
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	556,117	(g)
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	312,191	(b)
Chukchansi Economic Development Authority, Senior Notes	4.159%	11/15/12	250,000	158,750	(a)(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	892,627	(g)
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	123,445	(g)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	566,242	(g)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	505,925
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	550,000	553,150	(g)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	106,125	(b)
Total Diversified Financial Services				3,850,763
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	166,892	(b)(g)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	230,695
TOTAL FINANCIALS				13,791,391
HEALTH CARE — 0.9%
Health Care Providers & Services — 0.9%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	60,000	62,100
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	332,451	(g)
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	317,807	(g)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	367,565
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000	10,150	(i)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	79,800
TOTAL HEALTH CARE				1,169,873
INDUSTRIALS — 1.5%
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000	167,200	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	64,534	63,321
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	24,000	24,840	(b)
Total Airlines				255,361
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	7,800	5,967	(b)(e)
Commercial Services & Supplies — 0.5%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	80,000	89,400
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	108,600	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	80,000	93,600	(b)
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	304,840	(g)
Total Commercial Services & Supplies				596,440

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	580,000	$584,350	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	84,500
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	190,710
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	88,000	96,580
Total Road & Rail				287,290
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	52,375	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	97,613
Total Trading Companies & Distributors				149,988
TOTAL INDUSTRIALS				1,963,896
INFORMATION TECHNOLOGY — 0.1%
Semiconductors & Semiconductor Equipment— 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	139,587	(b)
MATERIALS — 3.1%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	255,625	(b)
Metals & Mining — 2.6%
Barrick Gold Corp., Senior Notes	1.750%	5/30/14	250,000	252,613
Barrick International Barbados Corp., Senior Notes	5.750%	10/15/16	200,000	229,468	(b)(g)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	299,470
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	470,000	499,904	(g)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	156,563
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	510,571	(g)
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	95,000	99,156
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	392,200
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	16,000	18,813
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	23,000	26,474
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	382,588	(g)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	382,200	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	68,600	(b)
Total Metals & Mining				3,318,620
Paper & Forest Products — 0.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	180,095
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	152,469	(c)
Total Paper & Forest Products				332,564
TOTAL MATERIALS				3,906,809
TELECOMMUNICATION SERVICES — 2.9%
Diversified Telecommunication Services — 1.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	277,095	(b)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	162,375	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	34,425
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	319,599	(g)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	155,950	(g)
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	34,000	33,830
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	40,000	41,900
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	148,750
Qwest Corp., Senior Notes	3.796%	6/15/13	250,000	251,953	(a)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	293,788
Telefonica Emisiones SAU, Senior Notes	5.855%	2/4/13	210,000	213,576	(g)
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	221,352	(g)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	339,307	(g)
Total Diversified Telecommunication Services				2,493,900

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — 1.0%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	$129,688
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	345,290	(g)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	467,187
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	285,551	(g)
Total Wireless Telecommunication Services				1,227,716
TOTAL TELECOMMUNICATION SERVICES				3,721,616
UTILITIES — 1.5%
Electric Utilities — 0.5%
Edison International, Senior Notes	3.750%	9/15/17	300,000	309,105
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	260,000	277,696	(g)
Total Electric Utilities				586,801
Independent Power Producers & Energy Traders — 0.7%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	280,000	301,000	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	80,000	58,800
Edison Mission Energy, Senior Notes	7.625%	5/15/27	45,000	26,775
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	486,540
Total Independent Power Producers & Energy Traders				873,115
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	402,412	(g)
TOTAL UTILITIES				1,862,328
TOTAL CORPORATE BONDS & NOTES (Cost — $41,012,756)				41,203,903
ASSET-BACKED SECURITIES — 21.7%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	863,518	603,879
Access Group Inc., 2005-2 A3	0.668%	11/22/24	600,000	586,553	(a)
Access Group Inc., 2005-B A2	0.648%	7/25/22	380,439	356,204	(a)
AmeriCredit Automobile Receivables Trust, 2011-2 A2	0.900%	9/8/14	364,637	364,378
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.328%	9/25/32	234,320	183,229	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.744%	3/25/35	800,000	692,590	(a)
Argent Securities Inc., 2003-W3 M1	1.419%	9/25/33	147,236	130,442	(a)
Argent Securities Inc., 2005-W3 A2D	0.634%	11/25/35	700,000	406,453	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.194%	10/27/32	32,608	27,661	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.784%	7/25/35	673,691	508,293	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,072,942	743,607
Brazos Higher Education Authority Inc., 2011-1 A3	1.556%	11/25/33	400,000	374,366	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	622,911	551,878
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.714%	2/25/35	244,419	191,407	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.724%	7/25/35	750,000	625,679	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.968%	2/25/34	631,145	608,868
Countrywide Asset-Backed Certificates, 2004-BC1 M1	1.044%	2/25/34	154,372	120,061	(a)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.754%	10/25/35	600,000	570,017	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.194%	10/25/47	864,695	580,208	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.393%	11/15/36	972,803	694,879	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	485,452	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.844%	3/25/31	197,764	159,777	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	272,204

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.644%	12/25/35	390,848	$359,190	(a)
First Horizon ABS Trust, 2007-HE1 A	0.424%	9/25/29	116,161	84,875	(a)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	600,000	599,956	(b)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.838%	8/15/30	498,183	313,928	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	230,000	217,010
Greenpoint Manufactured Housing, 2000-4 A3	2.257%	8/21/31	500,000	388,446	(a)
GSAMP Trust, 2004-OPT B1	1.894%	11/25/34	90,242	34,104	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.694%	10/25/46	144,774	63,516	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	645,097	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.454%	7/25/36	588,813	171,452	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.634%	2/25/36	181,904	157,067	(a)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	720,000	719,616
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.757%	7/25/35	1,117,809	613,643	(a)
Lehman XS Trust, 2005-5N 3A1A	0.594%	11/25/35	386,901	257,907	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.119%	9/25/31	234,371	169,730	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.419%	5/25/32	614,649	454,309	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	194,144
MASTR Specialized Loan Trust, 2007-1 A	0.664%	1/25/37	514,902	156,373	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.744%	2/25/47	1,140,393	499,546	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.664%	2/25/37	1,100,000	10,310	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M2	0.714%	2/25/37	503,291	1,249	(a)
Morgan Stanley Capital Inc., 2003-NC9 M	1.419%	9/25/33	1,296,766	932,133	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.824%	9/25/34	74,135	56,349	(a)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	4,500,000	157,500	(d)
New Century Home Equity Loan Trust, 2004-3 M1	1.224%	11/25/34	638,898	432,051	(a)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	300,000	300,650
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	300,000	301,423
Option One Mortgage Loan Trust, 2005-1 A4	0.694%	2/25/35	207,803	171,445	(a)
Origen Manufactured Housing, 2007-A A2	3.750%	4/15/37	874,334	480,884	(a)
Park Place Securities Inc., 2004-WHQ2 M2	0.924%	2/25/35	750,000	579,397	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.194%	10/25/34	189,548	148,389	(a)
RAAC Series, 2006-RP2 A	0.544%	2/25/37	284,767	205,065	(a)(b)
RAAC Series, 2006-RP3 A	0.564%	5/25/36	1,119,282	673,934	(a)(b)
RAAC Series, 2006-RP4 A	0.584%	1/25/46	621,090	444,612	(a)(b)
RAAC Series, 2007-RP3 M1	1.094%	10/25/46	1,200,000	60,061	(a)(b)
RAAC Series, 2007-RP4 A	0.644%	11/25/46	1,117,682	535,478	(a)(b)
RAAC Series, 2007-SP3 A1	1.494%	9/25/37	284,670	217,867	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.154%	6/25/33	230,003	181,004	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.734%	8/25/33	170,514	141,324	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(b)(c)(e)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.419%	8/25/33	49,445	28,681	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	204,241	206,382
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.944%	9/25/34	400,000	289,014	(a)
SACO I Trust, 2005-WM3 A3	0.994%	9/25/35	228,623	91,933	(a)
SACO I Trust, 2006-3 A3	0.754%	4/25/36	468,478	179,544	(a)
SACO I Trust, 2006-4 A1	0.634%	3/25/36	508,357	170,239	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(c)(e)
SLC Student Loan Trust, 2008-1 A4A	2.146%	12/15/32	720,000	739,163	(a)
SLM Student Loan Trust, 2003-01 A5C	1.296%	12/15/32	484,872	455,552	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
SLM Student Loan Trust, 2003-04 A5A	1.296%	3/15/33	208,476	$198,639	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.296%	3/15/33	553,476	528,429	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	1.074%	6/25/35	294,514	279,282	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	2.244%	10/25/34	159,816	36,721	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	142,594	137,562	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	588,797	565,392
Structured Asset Securities Corp., 2005-4XS 2A1A	2.007%	3/25/35	576,431	395,324	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.564%	5/25/31	806,775	362,937	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.624%	2/25/35	304,777	249,267	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.644%	11/25/35	442,944	378,945	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.474%	5/25/47	290,000	67,162	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	204,482	206,809	(a)
TOTAL ASSET-BACKED SECURITIES (Cost — $33,795,807)				27,536,098
COLLATERALIZED MORTGAGE OBLIGATIONS — 24.6%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.564%	2/25/36	266,085	130,948	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	223,158	235,449
Banc of America Funding Corp., 2004-B 6A1	3.062%	12/20/34	794,630	347,958	(a)
Banc of America Funding Corp., 2005-E 8A1	2.706%	6/20/35	688,483	301,842	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.994%	4/25/36	1,009,460	258,929	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.934%	4/25/34	717,064	522,667	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.294%	9/25/34	161,895	127,589	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.704%	11/25/34	585,314	509,893	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.794%	7/25/35	789,592	513,840	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.515%	7/20/35	791,236	473,501	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.624%	2/25/35	75,973	44,375	(a)
Countrywide Home Loans, 2004-20 2A1	2.862%	9/25/34	801,183	462,174	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	161,523	164,790	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.548%	2/20/36	1,043,741	657,280	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	372,433	364,670	(b)
Countrywide Home Loans, 2005-R3 AF	0.694%	9/25/35	592,850	488,691	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.714%	7/25/36	294,332	251,210	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.654%	3/25/35	516,509	401,955	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.806%	6/25/34	376,837	269,768	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.615%	8/19/45	747,036	388,239	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.128%	3/19/46	434,389	170,437	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	1,098,893	44,478
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	1,211,638	108,071
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	1,754,367	107,776
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	5,123,487	720,666
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,579,892	156,631	(a)
Granite Mortgages PLC, 2003-2 1A3	0.909%	7/20/43	70,367	67,513	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.883%	3/20/44	118,453	113,353	(a)
Granite Mortgages PLC, 2004-3 2A1	0.843%	9/20/44	45,205	43,304	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.524%	2/25/35	221,813	178,560	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.644%	3/25/35	1,035,812	841,239	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.644%	9/25/35	229,251	180,090	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.694%	4/25/36	480,620	386,552	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.623%	1/19/35	437,498	394,955	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.635%	1/19/35	256,503	$136,097	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	2.750%	12/19/35	250,639	155,542	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.614%	3/25/36	2,182,221	930,653	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.154%	9/25/34	295,470	178,746	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	1.094%	11/25/34	79,599	48,075	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.684%	12/25/34	100,233	51,894	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.148%	10/25/35	667,286	475,799	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	4.903%	6/25/35	400,000	330,850	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.494%	2/25/46	1,020,827	487,471	(a)
MASTR ARM Trust, 2003-6 2A1	2.384%	12/25/33	206,309	179,427	(a)
MASTR ARM Trust, 2004-7 6M1	0.944%	8/25/34	550,000	429,875	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	122,176	124,124
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.644%	5/25/35	1,567,900	1,248,025	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.308%	5/25/36	561,633	503,177	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.376%	5/25/36	183,584	159,784	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.554%	3/25/36	417,829	229,919	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.686%	5/25/36	1,100,244	602,313	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.734%	6/25/34	751,499	544,347	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.574%	12/25/45	465,904	238,067	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.322%	4/25/31	904,390	684,026	(a)
Structured ARM Loan Trust, 2004-09XS A	0.664%	7/25/34	878,827	686,249	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.568%	1/25/35	176,826	116,754	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.885%	7/19/34	564,406	449,491	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.524%	2/25/36	964,784	538,452	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.504%	4/25/36	436,149	229,729	(a)
Structured Asset Securities Corp., 1998-2 M1	1.394%	2/25/28	64,645	58,654	(a)
Structured Asset Securities Corp., 1998-3 M1	1.294%	3/25/28	100,600	87,480	(a)
Structured Asset Securities Corp., 1998-8 M1	1.234%	8/25/28	327,090	260,355	(a)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	555,081	551,450
Structured Asset Securities Corp., 2005-RF1 A	0.644%	3/25/35	298,502	231,655	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.644%	4/25/35	315,400	252,551	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.644%	6/25/35	297,141	223,110	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.716%	6/25/35	4,598,883	3,840,789	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.138%	3/20/47	152,868	8,905	(a)(b)(e)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.475%	10/25/33	470,120	443,084	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.479%	1/25/35	242,225	220,465	(a)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.784%	10/25/45	361,410	179,361	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.087%	3/25/37	233,655	135,362	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.018%	7/25/47	1,368,226	795,520	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.468%	7/25/47	642,275	333,224	(a)
Washington Mutual Inc., 2004-AR11	2.497%	10/25/34	303,700	269,264	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	247,363	171,173	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates	0.694%	1/25/45	191,382	130,818	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.654%	10/25/45	847,435	$516,265	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.614%	1/25/45	42,632	31,918	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.554%	8/25/46	365,519	243,418	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.168%	9/25/46	561,395	320,248	(a)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.449%	10/25/33	204,518	193,865	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR8 2AB3	0.654%	7/25/45	554,709	355,150	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.148%	4/25/46	300,794	139,229	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	658,952	461,003	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.648%	1/25/35	670,150	575,976	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $37,251,676)				31,218,571
COLLATERALIZED SENIOR LOANS — 9.3%
CONSUMER DISCRETIONARY — 2.0%
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.294 - 3.418%	1/28/15	460,941	402,006	(j)
Media — 1.4%
Charter Communications Operating LLC, Term Loan C	3.830%	9/6/16	855,060	838,227	(j)
Univision Communications Inc.	4.546%	3/31/17	1,000,000	895,313	(j)
Total Media				1,733,540
Multiline Retail — 0.3%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	465,000	449,791	(j)
TOTAL CONSUMER DISCRETIONARY				2,585,337
CONSUMER STAPLES — 1.1%
Food Products — 0.7%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	995,000	947,738	(j)
Household Products — 0.4%
Visant Corp., Term Loan	5.250 - 6.250%	12/22/16	473,306	444,908	(j)
TOTAL CONSUMER STAPLES				1,392,646
ENERGY — 1.2%
Energy Equipment & Services — 0.4%
Hercules Offshore Inc., Term Loan B	—	7/11/13	494,730	485,454	(j)(k)
Oil, Gas & Consumable Fuels — 0.8%
Husky Injection Molding Systems, Term Loan	6.500%	6/29/18	995,000	994,585	(j)
TOTAL ENERGY				1,480,039
HEALTH CARE — 1.9%
Biotechnology — 0.8%
Exopack LLC, Term Loan B	6.500%	5/31/17	995,000	970,125	(j)
Health Care Providers & Services — 1.1%
Community Health Systems Inc., Delayed Draw Term Loan	2.546%	7/25/14	24,000	23,344	(j)
Community Health Systems Inc., Term Loan B	2.546 - 2.773%	7/25/14	467,622	454,846	(j)
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	297,750	291,175	(j)
HCA Inc., Term Loan B1	2.546%	11/18/13	630,983	622,176	(j)
Total Health Care Providers & Services				1,391,541
TOTAL HEALTH CARE				2,361,666
INDUSTRIALS — 0.2%
Marine — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	6,589	6,589	(e)(j)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — continued
Trico Shipping AS, Term Loan B	—	5/13/14	11,602		$11,602	(e)(j)(k)
Total Marine					18,191
Road & Rail — 0.2%
Hertz Corp., Term Loan	3.750%	3/9/18	248,125		244,144	(j)
TOTAL INDUSTRIALS					262,335
INFORMATION TECHNOLOGY — 0.8%
IT Services — 0.4%
First Data Corp., Term Loan B	4.294%	3/23/18	301,701		253,806	(j)
First Data Corp., Term Loan B2	3.044%	9/24/14	365,915		331,015	(j)
Total IT Services					584,821
Semiconductors & Semiconductor Equipment— 0.4%
Freescale Semiconductor Inc., Term Loan	4.520%	12/1/16	500,000		482,500	(j)
TOTAL INFORMATION TECHNOLOGY					1,067,321
MATERIALS — 0.6%
Construction Materials — 0.6%
Fairmount Minerals, Term Loan B	5.250%	3/15/17	800,000		800,000	(j)
TELECOMMUNICATION SERVICES — 1.0%
Diversified Telecommunication Services— 1.0%
Intelsat Jackson Holdings Ltd., Term Loan	5.250%	4/2/18	748,120		746,562	(j)
Level 3 Financing Inc., Term Loan A	2.648%	3/13/14	500,000		479,688	(j)
TOTAL TELECOMMUNICATION SERVICES					1,226,250
UTILITIES — 0.5%
Electric Utilities — 0.5%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776%	10/10/17	930,144		592,192	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,997,927)					11,767,786
MORTGAGE-BACKED SECURITIES — 0.4%
GNMA — 0.4%
Government National Mortgage Association (GNMA) (Cost - $533,800)	6.500%	8/15/34	470,827		545,907
MUNICIPAL BONDS — 2.9%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.080%	10/1/32	500,000		395,000	(a)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.390%	12/1/18	700,000		525,000	(a)(l)
Illinois State, GO	5.100%	6/1/33	425,000		386,172
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., XLCA	0.193%	5/1/32	500,000		355,000	(a)
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.218%	7/25/25	600,000		580,662	(a)
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.210%	10/25/41	400,000		367,512	(a)
Person County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.193%	11/1/18	550,000		462,000	(a)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.210%	10/1/22	800,000		656,000	(a)
TOTAL MUNICIPAL BONDS (Cost — $3,961,184)					3,727,346
SOVEREIGN BONDS — 3.7%
Brazil — 2.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	421,000	BRL	223,602
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,596,000	BRL	2,884,239
Total Brazil					3,107,841
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		115,050	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000	$346,487
Russia — 0.3%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	254,000	434,340	(b)
Venezuela — 0.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	912,000	718,200	(b)
TOTAL SOVEREIGN BONDS (Cost — $4,792,382)				4,721,918

			SHARES
COMMON STOCKS — 0.1%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels— 0.0%
SemGroup Corp., Class A Shares			116	3,023	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Nortek Inc.			43	1,125	*
Marine — 0.0%
DeepOcean Group Holding AS			3,101	52,717	(d)
TOTAL INDUSTRIALS				53,842
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			3,741	72,912*
TOTAL COMMON STOCKS (Cost — $202,905)				129,777

PREFERRED STOCKS — 0.2%
FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII (Cost - $299,990)	8.500%		11,450	288,082	(a)

		EXPIRATION DATE	RIGHTS
RIGHTS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Twin River Worldwide Holdings, Inc. (Cost - $22,879)		11/5/17	750	4,125	*

			WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	29	0	*(d)(e)(f)
Charter Communications Inc.		11/30/14	22	313	*
CMP Susquehanna Radio Holdings Co.		3/23/19	639	3,304	*(a)(d)(e)
Nortek Inc.		12/7/14	115	310	*(d)(e)
SemGroup Corp.		11/30/14	122	682	*(d)(e)
TOTAL WARRANTS (Cost — $1,528)				4,609
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $133,872,834)				121,148,122

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 4.6%
U.S. Government Agencies — 1.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	415,000	414,991	(m)(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	1,000,000	999,941	(n)
Total U.S. Government Agencies (Cost — $1,414,932)				1,414,932

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Repurchase Agreements — 3.5%
State Street Bank & Trust Co. repurchase agreement dated 12/30/11; Proceeds at maturity - $4,364,005; (Fully collateralized by U.S. Government Obligations, 1.000% due 8/31/16; Market value - $4,455,000) (Cost - $4,364,000)	0.010%	1/3/12	4,364,000	$4,364,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $5,778,932)				5,778,932
TOTAL INVESTMENTS — 100.0% (Cost — $139,651,766#)				126,927,054

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of December 31, 2011.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	Value is less than $1.
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of December 31, 2011. The interest rate for fully unfunded term loans is to be determined.
(l)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(m)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(n)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	- Adjustable Rate Mortgage
BRL	- Brazilian Real
GO	- General Obligation
IO	- Interest Only
PAC	- Planned Amortization Class
STRIPS	- Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Put	3/19/12	$99.375	35	$8,313

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Credit Suisse, Put	8/26/14	2.500%	28,669,000	$76,922
TOTAL WRITTEN OPTIONS (Premiums received — $135,529)				$85,235

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund  values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$41,203,903	$0	*	$41,203,903
Asset-backed securities	—	27,536,098	—		27,536,098
Collateralized mortgage obligations	—	31,218,571	—		31,218,571
Collateralized senior loans	—	11,767,786	—		11,767,786
Mortgage-backed securities	—	545,907	—		545,907
Municipal bonds	—	3,727,346	—		3,727,346
Sovereign bonds	—	4,721,918	—		4,721,918
Common stocks:
Industrials	$1,125	—	52,717		53,842
Other common stocks	75,935	—	—		75,935
Preferred stocks	288,082	—	—		288,082
Rights	—	4,125	—		4,125
Warrants	—	3,617	992		4,609
Total long-term investments	$365,142	$120,729,271	$53,709		$121,148,122
Short-term investments†	—	$5,778,932	—		$5,778,932
Total investments	$365,142	$126,508,203	$53,709		$126,927,054
Other financial instruments:
Futures contracts	$100,281	—	—		$100,281
Forward foreign currency contracts	—	$8,648	—		8,648
Interest rate swaps	—	29,150	—		29,150
Credit default swaps on corporate issues - buy protection‡	—	21,617	—		21,617
Total other financial instruments	$100,281	$59,415	—		$159,696
Total	$465,423	$126,567,618	$53,709		$127,086,750

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$8,313	$76,922	—	$85,235
Futures contracts	25,181	—	—	25,181
Interest rate swaps‡	—	1,296,290	—	1,296,290
Credit default swaps on credit indices- sell protection‡		28,524		28,524
Credit default swaps on corporate issues- buy protection‡	—	76	—	76
Total	$33,494	$1,401,812	—	$1,435,306

*Value is less than $1.

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	Corporate Bonds & Notes		Collateralized Mortgage Obligations	Asset- Backed Securities	Common Stocks	Warrants	Total
Balance as of September 30, 2011	$2		$14,867	$413,544	$47,805	$478	$476,696
Accrued premiums/discounts	—		157	1,234	—	—	1,391
Realized gain (loss)(1)	—		(32,660)	6,748	2,016	—	(23,896)
Change in unrealized appreciation (depreciation)(2)	(2)		38,238	(15,588)	4,912	145	27,705
Purchases	—		—	—	—	—	—
Sales	—		(11,697)	(26,993)	(2,016)	—	(40,706)
Transfers into Level 3(3)	—		—	—	—	682	682
Transfers out of Level 3(4)	—		(8,905)	(378,945)	—	(313)	(388,163)
Balance as of December 31, 2011	$0	*	—	—	$52,717	$992	$53,709
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011(2)	$(2)		—	—	$6,202	$(81)	$6,119

Notes to schedule of investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $2,635,000.  This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default

Notes to schedule of investments (unaudited) (continued)

swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in

Notes to schedule of investments (unaudited) (continued)

response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held written options, interest rate swaps and credit default swaps with credit related contingent features which had a liability position of $1,410,125. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,300,000, which could be used to reduce the required payment.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically

Notes to schedule of investments (unaudited) (continued)

involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(p) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,179,545
Gross unrealized depreciation	(16,904,257)
Net unrealized depreciation	$(12,724,712)

Transactions in reverse repurchase agreements for the Fund during the period ended December 31, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$18,003,719	0.80%	$19,925,321

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.75% to 0.85% during the period ended December 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $36,359.

At December 31, 2011, the Fund had the following open reverse repurchase agreement:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements

Deutsche Bank	0.85%	12/07/2011	3/7/12	$15,942,435

On December 31, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreement was $17,216,604.

At December 31, 2011, the Fund had the following open futures contracts:

Notes to schedule of investments (unaudited) (continued)

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	61	3/12	$15,085,323	$15,151,637	$66,314
90-Day Eurodollar	23	6/13	5,704,075	5,706,013	1,938
90-Day Eurodollar	23	3/13	5,708,962	5,706,875	(2,087)
90-Day Eurodollar	23	9/13	5,696,600	5,704,575	7,975
U.S. Treasury 5-Year Notes	53	3/12	6,508,610	6,532,664	24,054
					$98,194

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 2-Year Notes	22	3/12	4,849,960	4,852,031	(2,071)
U.S. Treasury 10-Year Notes	19	3/12	2,470,352	2,491,375	(21,023)
					$(23,094)
Net unrealized gain on open futures contracts					$75,100

During the period ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	28,669,023	$128,456
Options written	131	30,049
Options closed	—	—
Options exercised	—	—
Options expired	(119)	(22,976)
Written options, outstanding as of December 31, 2011	28,669,035	$135,529

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	UBS AG	100,000	$129,465	2/16/12	$8,648

At December 31, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Barclays Capital Inc.	$5,520,000	3/18/19	4.250% Semi-Annually	3-Month LIBOR	$67,561	$(1,064,148)
Barclays Capital Inc.	10,000,000	6/14/16	1.785% Semi-Annually	3-Month LIBOR	—	(299,703)
Barclays Capital Inc.	5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	19,857
Morgan Stanley & Co. Inc.	10,000,000	10/18/13	0.658% Semi-Annually	3-Month LIBOR	—	9,293
Total	$30,520,000				$67,561	$(1,334,701)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION 1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

JPMorgan Chase Bank (CDX North America High Yield Index)	$ 2,635,000	6/20/12	2.750%	$ (28,524)	$ (15,835)	$ (12,689)

Notes to schedule of investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$90,000	3/20/15	5.000% quarterly	$5,208	$563	$4,645
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000% quarterly	14,079	2,594	11,485
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(65)	(160)	95
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	5.000% quarterly	(11)	(16)	5
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	5.000% quarterly	1,157	174	983
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.000% quarterly	1,173	261	912
Total	$310,000			$21,541	$3,416	$18,125

‡  Percentage shown is an annual percentage rate.

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$ (85,235)	$ 100,281	$ (25,181)	—	—	$ (1,267,140)	$(1,277,275)
Foreign Exchange Contracts	—	—	—	$ 8,648	—	—	8,648
Credit Contracts	—	—	—	—	—	(6,983)	(6,983)
Total	$(85,235)	$ 100,281	$ (25,181)	$ 8,648	—	$ (1,274,123)	$(1,275,610)

Notes to schedule of investments (unaudited) (continued)

During the period ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Written options	$ 113,503
Forward foreign currency contracts (to sell)	134,056
Futures contracts (to buy)	38,463,568
Futures contracts (to sell)	10,920,867

Average notional balance
Interest rate swap contracts	$ 32,020,000
Credit default swap contracts (to buy protection)	310,000
Credit default swap contracts (to sell protection)	2,673,750

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: February 27, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 27, 2012